As filed with the Securities and Exchange Commission on October 2, 2001

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

        Filed by the Registrants [X]

        Filed by a Party other than the Registrant [ ]

        Check the appropriate box:

        [ ] Preliminary Proxy Statement

        [ ] Definitive Proxy Statement

        [X] Definitive Additional Materials

        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Merrill Lynch Growth Fund

                 P.O. Box 9011 Princeton, New Jersey 08543-9011
              ----------------------------------------------------
              (Name of Registrants as Specified In Their Charters)

                                 SAME AS ABOVE
              ----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

      __________________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

      __________________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:

      __________________________________________________________________________

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      __________________________________________________________________________

      (2)   Form, Schedule or Registration Statement No.:

      __________________________________________________________________________

      (3)   Filing Party:

      __________________________________________________________________________

      (4)   Date Filed:

      __________________________________________________________________________

Enclosed is information related to your proxy material for the Merrill Lynch Growth Fund. Please take the time to review this information and vote your proxy using one of the options listed on your proxy card.

[LOGO] Merrill Lynch Investment Managers

September 24, 2001

Re:  Merrill Lynch Growth Fund

Dear Benefit Plan Sponsor:

As a sponsor of a benefit plan with shares of Merrill Lynch Growth Fund held in your participants' accounts, your Named Investment Fiduciary is being asked to vote on the proposed reorganization of the fund. Your plan's Named Investment Fiduciary is responsible for selecting, monitoring and managing the investment options offered in your plan. Since the vote of your Named Investment Fiduciary is an important fiduciary act of plan asset management, Merrill Lynch Investment Managers would like to take this opportunity to explain the proposed change and how you may be impacted.

What is the proposed reorganization?

The Board of Trustees of Merrill Lynch Growth Fund has approved a proposal under which Merrill Lynch Growth Fund would be acquired by Merrill Lynch Fundamental Growth Fund. If the shareholders of Merrill Lynch Growth Fund approve this reorganization, Merrill Lynch Fundamental Growth will acquire the assets and assume the liabilities of Merrill Lynch Growth Fund. This simply means that your account will become invested in shares of Merrill Lynch Fundamental Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Fundamental Growth having the same aggregate net asset value as the shares you hold in Merrill Lynch Growth Fund.

Why is the Board proposing this reorganization?

The Board of Merrill Lynch Growth Fund has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Merrill Lynch Growth Fund shareholders will be invested in a substantially larger diversified open-end fund, providing improved economies of scale and a substantially lower operating expense ratio. The projected annualized operating expenses of the combined fund, assuming the reorganization took place on February 28, 2001, are estimated to be 0.27% lower than the annual operating expenses of Merrill Lynch Growth Fund.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Merrill Lynch Growth Fund will receive the same class of shares of Merrill Lynch Fundamental Growth Fund (i.e., Class A, Class B, or Class D) as they held in Merrill Lynch Growth Fund. The same distribution fees and fees will apply to the new shares of Merrill Lynch Fundamental Growth Fund as applied to shares of Merrill

Lynch Growth Fund immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Fundamental Growth Fund to be issued to the shareholders of Merrill Lynch Growth Fund will equal the net asset value of the outstanding shares of Merrill Lynch Growth Fund upon reorganization.

Why is your vote important?

Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the October 22nd shareholder meeting!

How do you vote?

There are several options available to vote your shares:

      o By Phone: Call toll free at 1-866-821-8521. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001. Have your proxy card available.

      o By Internet: Access the website at https://proxyvote.election.com and enter the 10-digit control number and 4 digit pin number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001.

      o By Mail: Return your executed proxy in the enclosed postage paid envelope.

What will happen if I fail to vote?

Under your plan, your Named Investment Fiduciary has the obligation to vote proxies on shares held in your plan. Under the Trust Agreement, in the event your Named Investment Fiduciary does not communicate any decision to the Plan Trustee by the time prescribed for that purpose, the Plan Trustee has the authority to appoint an independent fiduciary to determine how to vote the shares. The Plan Trustee has decided to appoint U.S. Trust Company, N.A., to determine how to vote any non-voted shares. Thus, you should recognize that to the extent your Named Investment Fiduciary chooses not to vote, that action will not be deemed a "NO" vote, as might otherwise be the case, but will, in fact, be a direction to have the independent fiduciary, U.S. Trust Company, N.A., determine how to vote shares held in your plan.

For more information please call 1-888-852-3461 or contact your Merrill Lynch account representative.

Merrill Lynch Investment Managers

PSDNP

[LOGO] Merrill Lynch Investment Managers

September 24, 2001

Re:  Merrill Lynch Growth Fund

Dear Benefit Plan Participant:

As a benefit plan participant with shares of Merrill Lynch Growth Fund held in your employee benefit plan account, you are being asked to vote on the proposed reorganization of the fund. Your vote is very important, so Merrill Lynch Investment Managers would like to take this opportunity to explain the proposed change and how you may be impacted.

What is the proposed reorganization?

The Board of Trustees of Merrill Lynch Growth Fund has approved a proposal under which Merrill Lynch Growth Fund would be acquired by Merrill Lynch Fundamental Growth Fund. If the shareholders of Merrill Lynch Growth Fund approve this reorganization, Merrill Lynch Fundamental Growth will acquire the assets and assume the liabilities of the Merrill Lynch Growth Fund. This simply means that your account will become invested in shares of Merrill Lynch Fundamental Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Fundamental Growth having the same aggregate net asset value as the shares you hold in Merrill Lynch Growth Fund.

Why is the Board proposing this reorganization?

The Board of Merrill Lynch Growth Fund has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Merrill Lynch Growth Fund shareholders will be invested in a substantially larger diversified open-end fund, providing improved economies of scale and a substantially lower operating expense ratio. The projected annualized operating expenses of the combined fund, assuming the reorganization took place on February 28, 2001, are estimated to be 0.27% lower than the annual operating expenses of Merrill Lynch Growth Fund.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Merrill Lynch Growth Fund will receive the same class of shares of Merrill Lynch Fundamental Growth Fund (i.e., Class A, Class B, or Class D) as they held in Merrill Lynch Growth Fund. The same distribution fees and account maintenance fees will apply to the new shares of Merrill Lynch Fundamental Growth Fund as applied to shares of Merrill Lynch Growth Fund immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Fundamental Growth Fund to be issued to the shareholders of Merrill Lynch Growth Fund will equal the net asset value of the outstanding shares of Merrill Lynch Growth Fund upon reorganization.

Why is your vote important?

Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the October 22nd shareholder meeting!

How do you vote?

There are several options available to vote your shares:

      o By Phone: Call toll free at 1-866-821-8521. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001. Have your proxy card available.

      o By Internet: Access the website at https://proxyvote.election.com and enter the 10-digit control number and 4 digit pin number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001.

      o By Mail: Return your executed proxy in the enclosed postage paid envelope.

What happens if I fail to vote?

Please note that if you do not vote, the shares in your 401(k) account will be voted in proportion to the instructions received from other participants.

For more information please call 1-800-637-4015 (1-800-MER-401K) or contact your Merrill Lynch Financial Advisor.

                                       Merrill Lynch Investment Managers

PPLML

[LOGO] Merrill Lynch Investment Managers

September 24, 2001

Re:  Merrill Lynch Growth Fund

Dear Benefit Plan Participant:

As a benefit plan participant with shares of Merrill Lynch Growth Fund held in your employee benefit plan account, you are being asked to vote on the proposed reorganization of the fund. Your vote is very important, so Merrill Lynch Investment Managers would like to take this opportunity to explain the proposed change and how you may be impacted.

What is the proposed reorganization?

The Board of Trustees of Merrill Lynch Growth Fund has approved a proposal under which Merrill Lynch Growth Fund would be acquired by Merrill Lynch Fundamental Growth Fund. If the shareholders of Merrill Lynch Growth Fund approve this reorganization, Merrill Lynch Fundamental Growth will acquire the assets and assume the liabilities of the Merrill Lynch Growth Fund. This simply means that your account will become invested in shares of Merrill Lynch Fundamental Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Fundamental Growth having the same aggregate net asset value as the shares you hold in Merrill Lynch Growth Fund.

Why is the Board proposing this reorganization?

The Board of Merrill Lynch Growth Fund has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Merrill Lynch Growth Fund shareholders will be invested in a substantially larger diversified open-end fund, providing improved economies of scale and a substantially lower operating expense ratio. The projected annualized operating expenses of the combined fund, assuming the reorganization took place on February 28, 2001, are estimated to be 0.27% lower than the annual operating expenses of Merrill Lynch Growth Fund.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Merrill Lynch Growth Fund will receive the same class of shares of Merrill Lynch Fundamental Growth Fund (i.e., Class A, Class B, or Class D) as they held in Merrill Lynch Growth Fund. The same distribution fees and account maintenance fees will apply to the new shares of Merrill Lynch Fundamental Growth Fund as applied to shares of Merrill Lynch Growth Fund immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Fundamental Growth Fund to be issued to the shareholders of Merrill Lynch Growth Fund will equal the net asset value of the outstanding shares of Merrill Lynch Growth Fund upon reorganization.

Why is your vote important?

Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the October 22nd shareholder meeting!

How do you vote?

There are several options available to vote your shares:

      o By Phone: Call toll free at 1-866-821-8521. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001. Have your proxy card available.

      o By Internet: Access the website at https://proxyvote.election.com and enter the 10-digit control number and 4 digit pin number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001.

      o By Mail: Return your executed proxy in the enclosed postage paid envelope.

For more information please call 1-877-337-5267 (1-877-DD PLANS) or contact your Merrill Lynch Financial Advisor.



                                      Merrill Lynch Investment Managers

PPLDD

[LOGO] Merrill Lynch Investment Managers

September 24, 2001

Re:  Merrill Lynch Growth Fund

Dear Benefit Plan Participant:

As a benefit plan participant with shares of Merrill Lynch Growth Fund held in your employee benefit plan account, you are being asked to vote on the proposed reorganization of the fund. Your vote is very important, so Merrill Lynch Investment Managers would like to take this opportunity to explain the proposed change and how you may be impacted.

What is the proposed reorganization?

The Board of Trustees of Merrill Lynch Growth Fund has approved a proposal under which Merrill Lynch Growth Fund would be acquired by Merrill Lynch Fundamental Growth Fund. If the shareholders of Merrill Lynch Growth Fund approve this reorganization, Merrill Lynch Fundamental Growth will acquire the assets and assume the liabilities of the Merrill Lynch Growth Fund. This simply means that your account will become invested in shares of Merrill Lynch Fundamental Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Fundamental Growth having the same aggregate net asset value as the shares you hold in Merrill Lynch Growth Fund.

Why is the Board proposing this reorganization?

The Board of Merrill Lynch Growth Fund has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Merrill Lynch Growth Fund shareholders will be invested in a substantially larger diversified open-end fund, providing improved economies of scale and a substantially lower operating expense ratio. The projected annualized operating expenses of the combined fund, assuming the reorganization took place on February 28, 2001, are estimated to be 0.27% lower than the annual operating expenses of Merrill Lynch Growth Fund.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Merrill Lynch Growth Fund will receive the same class of shares of Merrill Lynch Fundamental Growth Fund (i.e., Class A, Class B, or Class D) as they held in Merrill Lynch Growth Fund. The same distribution fees and account maintenance fees will apply to the new shares of Merrill Lynch Fundamental Growth Fund as applied to shares of Merrill Lynch Growth Fund immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Fundamental Growth Fund to be issued to the shareholders of Merrill Lynch Growth Fund will equal the net asset value of the outstanding shares of Merrill Lynch Growth Fund upon reorganization.

Why is your vote important?

Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the October 22nd shareholder meeting!

How do you vote?

There are several options available to vote your shares:

      o By Phone: Call toll free at 1-866-821-8521. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001. Have your proxy card available.

      o By Internet: Access the website at https://proxyvote.election.com and enter the 10-digit control number and 4 digit pin number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001.

      o By Mail: Return your executed proxy in the enclosed postage paid envelope.

What will happen if I fail to vote?

Under your plan, you have the obligation to vote proxies on shares held in your account. Under the Trust Agreement, in the event you do not communicate any decision to the Plan Trustee by the time prescribed for that purpose, the Plan Trustee is required to take directions from the Plan's investment committee. If no instruction is received from the Plan's investment committee, the Plan Trustee has the authority to appoint an independent fiduciary to determine how to vote the shares. The Plan Trustee has decided to appoint U.S. Trust Company, N.A., to determine how to vote any non-voted shares and to instruct the Plan Trustee accordingly. Thus, you should recognize that to the extent you choose not to vote, that action will not be deemed a "NO" vote, as might otherwise be the case, but will, in fact, be a direction to have the plan's investment committee or, if no direction is received from the plan's investment committee, the independent fiduciary, U.S. Trust Company, N.A., determine how to vote your shares

For more information please call 1-800-483-7283 (1-800-483-SAVE) or contact your Merrill Lynch Financial Advisor.



                                    Merrill Lynch Investment Managers

PPLCH

[LOGO] Merrill Lynch Investment Managers

September 24, 2001

Re:  Merrill Lynch Growth Fund

Dear Benefit Plan Sponsor:

As a sponsor of a benefit plan with shares of Merrill Lynch Growth Fund held in your participants' accounts, you are being asked to vote on the proposed reorganization of the fund. You are responsible for selecting, monitoring and managing the investment options offered in your plan. Since this vote is an important fiduciary act of plan asset management, Merrill Lynch Investment Managers would like to take this opportunity to explain the proposed change and how you may be impacted.

What is the proposed reorganization?

The Board of Trustees of Merrill Lynch Growth Fund has approved a proposal under which Merrill Lynch Growth Fund would be acquired by the Merrill Lynch Fundamental Growth Fund. If the shareholders of Merrill Lynch Growth Fund approve this reorganization, Merrill Lynch Fundamental Growth will acquire the assets and assume the liabilities of the Merrill Lynch Growth Fund. This simply means that your account will become invested in shares of Merrill Lynch Fundamental Growth Fund. Upon the reorganization your account will receive shares of Merrill Lynch Fundamental Growth having the same aggregate net asset value as the shares you hold in Merrill Lynch Growth Fund.

Why is the Board proposing this reorganization?

The Board of Merrill Lynch Growth Fund has determined that shareholders of the fund are likely to benefit from the reorganization and believe that the reorganization is in the best interests of the fund and its shareholders. Both funds offer shareholders similar investment objectives. After the reorganization, it is expected that Merrill Lynch Growth Fund shareholders will be invested in a substantially larger diversified open-end fund, providing improved economies of scale and a substantially lower operating expense ratio. The projected annualized operating expenses of the combined fund, assuming the reorganization took place on February 28, 2001, are estimated to be 0.27% lower than the annual operating expenses of Merrill Lynch Growth Fund.

How will this impact the value of your investment?

The value of your investment will not be changed as a result of the reorganization. Upon the reorganization, shareholders of Merrill Lynch Growth Fund will receive the same class of shares of Merrill Lynch Fundamental Growth Fund (i.e., Class A, Class B, or Class D) as they held in Merrill Lynch Growth Fund. The same distribution fees and account maintenance fees will apply to the new shares of Merrill Lynch Fundamental Growth Fund as applied to shares of Merrill Lynch Growth Fund immediately prior to the reorganization. The net asset value of the corresponding shares of Merrill Lynch Fundamental Growth Fund to be issued to the shareholders of Merrill Lynch Growth Fund will equal the net asset value of the outstanding shares of Merrill Lynch Growth Fund upon reorganization.

Why is your vote important?

Your vote is important in order to reduce the need for additional costly solicitation efforts or meeting adjournments. Please take the time to vote your shares prior to the October 22nd shareholder meeting!

How do you vote?

There are several options available to vote your shares:

      o By Phone: Call toll free at 1-866-821-8521. If you wish to vote via telephone, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001. Have your proxy card available.

      o By Internet: Access the website at https://proxyvote.election.com and enter the 10-digit control number and 4 digit pin number printed on your proxy card. If you wish to vote via the Internet, you must do so no later than 4:00 p.m. Eastern Time on October 21, 2001.

      o By Mail: Return your executed proxy in the enclosed postage paid envelope.

For more information please call 1-888-852-3461 or contact your Merrill Lynch account representative.

                                       Merrill Lynch Investment Managers

PSSTP